                                           Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================


    Distribution Date: February 25, 2003

   (i)  Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
  (ii)  Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                    $39,621,632.11
                  ------------------------
                  ( $    0.0000634        , per $1,000 original principal amount of the Notes)
                  ------------------------
 (iii)  Amount of principal being paid or distributed in respect of the Class M Notes:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
  (iv)  Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
   (v)  Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                    $2,689,288.19
                  ------------------------
                  ( $    0.0000043        , per $1,000 original principal amount of the Notes)
                  ------------------------
  (vi)  (a)   Amount of interest being paid or distributed in respect of the Class M Notes:
                    $148,254.17
                  ------------------------
                  ( $    0.0000049        , per $1,000 original principal amount of the Notes)
                  ------------------------
        (b)   Amount of interest being paid or distributed in respect of the Class M Strip:
                    $14,566.67
                  ------------------------
                  ( $    0.0000005        , per $1,000 original principal amount of the Notes)
                  ------------------------
 (vii)  Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)   Distributed to Class A-1 Noteholders:
                        $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------

        (2)   Distributed to Class A-2 Noteholders:
                        $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------

        (3)   (a)   Distributed to Class M Noteholders:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
              (b)   Distributed to Class M Strip:
                         $0.00
                  ------------------------
                    $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
        (4)   Balance on Class A-1 Notes:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
        (5)   Balance on Class A-2 Notes:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------



                                Page 7 of 8 pages



        (6)   (a)   Balance on Class M Notes:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
              (b)   Balance on Class M Strip:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
(viii)  Payments made under the Cap Agreement on such date:          February 24, 2003
                                                             -------------------------------
                  (      $0.00            with respect to the Class A-1 Notes,
                  ------------------------
                  (      $0.00            with respect to the Class A-2 Notes,
                  ------------------------
                  (      $0.00            with respect to the Class M Notes,
                  ------------------------
  (ix)  Pool Balance at end of related Collection Period:                $623,054,786.61
                                                                   ---------------------------
   (x)  After giving effect to distributions on this Distribution Date:
        (a)  (1)   Outstanding principal amount of Class A-1 Notes:            $0.00
                                                                      --------------------------
             (2)   Class A-1 Note Pool Factor:
                                                               -
                                                ----------------------
        (b)  (1)   Outstanding principal amount of Class A-2 Notes:        $528,054,786.61
                                                                       -------------------------
             (2)   Class A-2 Note Pool Factor:         0.84488766
                                                ----------------------
        (c)  (1)   Outstanding principal amount of Class M Notes:          $30,000,000.00
                                                                       -------------------------
             (2)   Class M Note Pool Factor:           1.00000000
                                                ----------------------
        (d)  (1)   Outstanding principal amount of Certificates:           $65,000,000.00
                                                                       -------------------------
             (2)   Certificate Pool Factor:            1.00000000
                                                ----------------------
  (xi)  Note Interest Rate for the Notes:
        (a)  In general
             (1)   Three-Month Libor was
                   1.4237500% for the current period
                   -----------------
             (2)   The Student Loan Rate was:   Not Applicable       (1)
                                                ----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:     1.7037500%    (Based on 3-Month LIBOR)
                                                             ----------
        (c)  Note Interest Rate for the Class A-2 Notes:     1.8537500%    (Based on 3-Month LIBOR)
                                                             ----------
        (d)  Note Interest Rate for the Class M Notes:       2.1237500%    (Based on 3-Month LIBOR)
                                                             ----------
 (xii)  (a)  Amount of Master Servicing Fee for  related Collection Period:      $795,901.28
                                                                             ----------------------
                    $ 0.000002843    , per $1,000 original principal amount of the Class A-1 Notes.
                    ----------------------
                    $ 0.000001273    , per $1,000 original principal amount of the Class A-2 Notes.
                    ----------------------
                    $ 0.000026530    , per $1,000 original principal amount of the Class M Notes.
                    ----------------------
(xiii)  Amount of Administration Fee for related Collection Period:                $3,000.00
                                                                             ----------------------
                    $ 0.000000011    , per $1,000 original principal amount of the Class A-1 Notes.
                    ----------------------
                    $ 0.000000005    , per $1,000 original principal amount of the Class A-2 Notes.
                    ----------------------
                    $ 0.000000100    , per $1,000 original principal amount of the Class M Notes.
                    ----------------------
 (xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:   $1,046,713.06
                                                                                             -----------------
        (b)  Delinquent Contracts                   # Disb.             %            $ Amount            %
                                                    -------             -            --------            -
             30-60 Days Delinquent                   1,622            3.04%        $ 16,775,123        3.42%
             61-90 Days Delinquent                     707            1.33%        $  6,865,158        1.40%
             91-120 Days Delinquent                    446            0.84%        $  4,684,686        0.95%
             More than 120 Days Delinquent             624            1.17%        $  6,861,260        1.40%
             Claims Filed Awaiting Payment             233            0.44%        $  2,023,171        0.41%
                                                    --------          -----        ------------        -----
               TOTAL                                 3,632            6.81%        $ 37,209,398        7.58%
  (xv)  Amount in the Prefunding Account:           $0.00
                                               ----------------
 (xvi)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans:           0.00

      (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.






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